Exhibit 99.1

Statements concerning future performance, developments or events, expectations for growth and income forecasts, and any other guidance on future periods, constitute forward-looking statements that are subject to a number of risks and uncertainties. Actual results may differ materially from stated expectations.
Specific factors include, but are not limited to, loan production, balance sheet management, the economic condition of the Las Vegas market, net interest margin, loan quality, the ability to control costs and expenses, interest rate changes and financial policies of the United States government, and general economic conditions. Additional information on these and other factors that could affect financial results are included in our Securities and Exchange Commission filings.
When used in this Presentation, the words or phrases such as “will likely result in,”
“management expects that,” “will continue,” “is anticipated,” “estimate,”
“projected,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995 (PSLRA). Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof.
Community Bancorp undertakes no obligation to publicly revise these forward-
looking statements to reflect subsequent events or circumstances. This statement is included for the express purpose of protecting Community Bancorp and PSLRA's safe harbor provisions.
Forward Looking Information

Issuer: Community Bancorp
NASDAQ Symbol: CBON
Shares Outstanding (9/30/06):             7,396,109
52 Week High/Low (10/30/06): $34.31
to $28.87 per Share
Market Capitalization Range:             $214 Million to $254 Million
Stock Summary
SBA Funded Property

•
Community Bancorp, with $1.1 billion dollars in assets, is the bank holding company for
Community Bank of Nevada, one of the largest community banks serving the greater Las Vegas market and Cactus Commerce Bank, serving the greater Phoenix metropolitan area
•
Provides a complete array of commercial banking products and services to small-to medium-sized businesses
•
We have been a consistent, high performing institution
Assets (Five Year CAGR) 26%
Net Income (Five Year CAGR) 24%
Return on assets (Five Year Average)   1.21%
Return on equity (Five Year Average)   15.7%
3Q 06 ROA 1.20%
3Q 06 ROE 10.43%
•
Asset Quality - non-performing loans to total loans
(1)
- 0.13%
•
Human Capital - experienced management team at
every level of key responsibilities
Company Overview
(1)  Non-performing loans are defined as loans that are past due 90 days or more plus loans placed in non-accrual status and restructured loans.

•
On October 13, 2006 Community Bancorp announced the completion of the acquisition of Valley Bancorp, effective close of business on
October 13, 2006
•
The stockholders of Valley Bancorp approved the transaction on
October 6, 2006
•
The stockholders of Community Bancorp approved the transaction on
October 9, 2006
•
Valley Bancorp has been merged into Community Bancorp.  Valley
Bank was merged with and into Community Bank of Nevada.  The combined institutions’ total assets are $1.5 billion*
•
The combined institutions have 14 branches serving the growing communities of Clark and Nye Counties
Acquisition Profile
*Source: Filed S-4 Unaudited Proforma for six months ended June 30, 2006

Acquisition Profile
•
The total value of the transaction was $137.4 million, including cancellation of options for Valley Bancorp stock
•
Valley Bancorp shareholders received $46.00 per share of common stock they owned, paid in a consideration mix approximately of 75%
Community Bancorp common stock and 25% cash

Unaudited Pro Forma Combined
Balance Sheet
As of June 30, 2006
Source: Form S-4
Balance Sheet (in $000s)
Community
Bancorp
Valley
Bancorp
Pro Forma
Adjustment
Pro Forma
Combined
Net Loans 793,598 $   328,341 $ - 1,121,939 $
Total Assets 1,009,513 440,664 57,625 1,507,802
Total Deposits 793,433 377,548 - 1,170,981
Total Liabilities 895,341 395,230 - 1,290,571
Total Stockholders' Equity 114,172 45,434 57,625 217,231
Total Liabilities & Stockholders' Equity 1,009,513 440,664 57,625 1,507,802

Unaudited Pro Forma Combined
Statement of Income
For the six months ended June 30, 2006
Source: Form S-4
Income Statement (in $000s)
Community
Bancorp
Valley
Bancorp
Pro Forma
Adjustment
Pro Forma
Combined
Total interest and dividend income 35,959 $     15,878 $  (977) $      50,860 $
Net interest income 23,674 10,450 (977) 33,147
Net interest income after provisions for loan losses 22,067 10,171 (977) 31,261
Income before income taxes 10,851 5,547 (1,507) 14,891
Net Income 7,188 3,640 (995) 9,833
Basic earnings per share 0.97 1.29 0.92
Diluted earnings per share 0.96 1.23 0.91

Acquisition Profile
•
Effective September 30, 2006, Community Bancorp acquired 100% of the outstanding common stock of Cactus Commerce Bank,
headquartered in Glendale, Arizona
•
Cactus Commerce Bank, founded in 2003, is a commercial bank with assets of approximately $52 million (9/30/06) serving the greater Phoenix metropolitan area
•
Cactus Commerce Bank is now a wholly owned subsidiary of
Community Bancorp
•
This is the first acquisition for Community Bancorp outside of Nevada, and is consistent with the Company’s strategy to expand into other high growth markets in Arizona and California

* According to Clark County Comprehensive Planning, UNLV CBER
NV Branch Locations and Market Area
Current Locations
• Fourteen full service offices located
throughout the greater Las Vegas Area
• Between 2001 and 2005 Clark County’s
population grew by approximately 5% per
year compared to the national average of
1.2%*
• In 2005 Clark County reached a
population of 1,815,700
• According to FDIC, deposits in Clark
County grew from $15 billion to $34 billion
between June 2001 and June 2005, a
compound annual growth rate of 22%
Approved Location

AZ Branch Location and Market Area
Cactus Commerce Bank Locations
• One full service office located in
Phoenix, AZ (1 planned in Fountain Hills
region for 4th
Quarter 2006)
• The projections indicate that the top five
fastest-growing states between 2000 and
2030 would be 1. Nevada (114%) and
2. Arizona (109%)
• In 2005 Phoenix, AZ reached a
population of 3,635,528
*According to US Census, FDIC
**Proposed Market Area
Approved Location

Source: SNL Securities 6/30/05
Deposit Market Share
COUNTY: Clark, NV
2005 2005
Total Total
2005 Deposits Market
2005 2005 Branch in Market Share
Rank Institution Type Count $000 (%)
1 Citigroup Inc. (NY) Bank 13 6,663,054 23.36
2 Bank of America Corp. (NC) Bank 50 5,986,101 20.98
3 Wells Fargo & Co. (CA) Bank 68 4,797,414 16.82
4 Zions Bancorp. (UT) Bank 48 1,926,091 6.75
5 Western Alliance Bancorp (NV) Bank 5 1,251,452 4.39
6 U.S. Bancorp (MN) Bank 35 1,240,783 4.35
7 Washington Mutual Inc. (WA) Thrift 34 950,744 3.33
8 Marshall & Ilsley Corp. (WI) Bank 1 841,842 2.95
9 Community Bancorp (NV) Bank 9 651,696 2.28
10 First NB Holding Company (AZ) Bank 6 518,029 1.82
11 Silver State Bancorp (NV) Bank 9 493,839 1.73
12 Golden West Financial (CA) Thrift 2 429,565 1.51
13 Capitol Bancorp Ltd. (MI) Bank 4 286,358 1
14 Intermountain First Bancorp (NV) Bank 1 285,288 1
15 Irwin Financial Corp. (IN) Bank 1 254,828 0.89
16 Colonial BancGroup Inc. (AL) Bank 7 208,915 0.73
17 Sun West Capital Corp. (NV) Bank 3 202,303 0.71
18 Central Financial Corp. (KS) Bank 3 187,123 0.66
19 Business Bank Corporation (NV) Bank 4 185,572 0.65
20 BNP Paribas Group Bank 7 184,996 0.65
21 Valley Bancorp (NV) Bank 3 160,950 0.65
Deposit Market Share

• Continue to develop low-cost funding sources
• Continue to actively manage interest rate and market risks
– Closely monitor volume and maturity of our rate sensitive assets to our interest sensitive liabilities
• Diversify our revenue source
– Increase number of products being sold to each of our client relationships
• Maintain high asset quality by continuing to utilize rigorous loan underwriting standards and credit risk management practices
• Continue to recruit, retain and train our officers and employees
• Continue to enhance our risk management
• Continue to improve our efficiency ratio
Operating Strategies

* Community Bancorp was founded in 2002
Management
Position
Edward M. Jamison
Lawrence K. Scott
Cathy Robinson
Tom McGrath
Barry Hulin
Chairman, President & Chief Executive Officer
EVP and Chief Operating Officer
EVP and Chief Financial Officer
EVP and Chief Risk Manager
EVP and Corporate Relations
Years of
Experience
33+
23+
30+
30+
40+
Years with
CBON
11+
4+
10+
1
1
Experienced Management –
Community Bancorp

* Community Bank of Nevada was founded in 1995
Management
Position
Edward M. Jamison
Lawrence K. Scott
Cathy Robinson
Don F. Bigger
Bruce Ford
Founder and Chief Executive Officer
President and Chief Operating Officer
EVP and Chief Financial Officer
EVP and Chief Credit Administrator
EVP and Chief Credit Officer
Years of
Experience
34+
23+
30+
21+
21+
Years with
CBON
11+
4+
10+
3+
1+
Experienced Management –
Community Bank of Nevada

Management
Position
Jerry Ernst
Kathy Gimbel
President and Chief Executive Officer
EVP and Chief Financial Officer
Years of
Experience
Experienced Management –
Cactus Commerce Bank
* Cactus Commerce Bank was founded in 2003
31+
30+

• To capitalize on organic growth opportunities in Las Vegas and Phoenix
– Open the 15
th
branch for Community Bank of Nevada in the northwest Las
Vegas area for the second quarter 2007 and plans to open two additional branches per year through 2008
– Open the 2
nd
branch in the greater Phoenix area for Cactus Commerce Bank
in the fourth quarter of 2006 with plans to open two additional branches per year through 2008
• Acquire other community banks or organize de novo banks in markets that offer regional continuity, such as in the high-growth markets in Southern California
(Inland Empire)
• Utilize expanded branch presence and increase penetration of the professional and business services industries to increase core deposits
• Leverage market conditions, branch network and human capital to maintain above peer market levels of growth and profitability
• Continue to enhance previous commitments to internal controls to maintain sound risk management while experiencing high growth volume
Growth Strategies

0
200
400
600
800
1000
1200
1400
1600
1800
2000
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Clark County Total Population (000)
1
0
4
0
1
2
4
6
1
3
2
1
1
4
2
8
1
4
9
8
1
5
7
8
1
6
4
1
1
7
4
7
1
8
1
5
1
1
8
8
1
1
1
9
Source: Clark County ComprehensivePlan- 2006 & 2007 are forecasts; FDIC
Our Market Place – Las Vegas, NV
1
8
8
7
1
9
5
6
4.9% 4.6% 4.7% 3.1% 2.1% Clark County NV
Q106 2005 2004 2003 2002
TOTAL EMPLOYMENT GROWTH (NEVADA)

Our Market Place – Las Vegas, NV
$7.0 Billion Project
MGM CityCentre
$1.6 Billion Project
Las Vegas Sands Corp.
The Palazzo
$1.7 Billion Project
$4.0 Billion Project
Boyd Gaming
Echelon Resort
Encore at
Wynn Las Vegas
TOTAL CONSTRUCTION COSTS - $19.3 BILLION
$5.0 Billion Project
Harrah’s Entertainment

20 Economic Drivers – Las Vegas, NV

0
500
1000
1500
2000
2500
3000
3500
4000
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Greater Phoenix Total Population (000)
2
6
3
5
2
9
1
3
3
0
2
7
3
1
9
2
3
2
5
9
3
3
9
7
3
5
2
4
3
6
4
9
3
7
6
4
2
8
0
6
2
7
2
1
Source: GPEC- 2006 & 2007 are forecasts; FDIC
Our Market Place – Phoenix, AZ
3
8
7
9
4.7% 4.1% 3.6% 1.7% 1.4% Maricopa County, AZ
Q106 2005 2004 2003 2002
TOTAL EMPLOYMENT GROWTH (ARIZONA)

Our Market Place-
Las Vegas, NV & Phoenix, AZ
24.47 1 Phoenix, AZ 2.40 6 4.47 5
47.90 3 Orlando, FL 2.44 4 4.70 4
19.92 15 Austin, TX 1.90 9 4.78 3
32.09 8 Las Vegas, NV 4.18 2 6.17 2
7.18 34 Naples, FL 5.73 1 6.24 1
05-’10 (000’s) 05-’10 Rank MSA 00-’05 (%) 00-’05
Rank
05-’10 (%) 05-’10
Rank
Absolute Annual Growth Annual Growth Rate
IRR-Viewpoint 2006 Integra Realty Resources, INC Top 5 Markets
TOTAL EMPLOYMENT GROWTH
59.21 11 Orlando, FL 3.2 4 3.08 5
120.05 3 Phoenix, AZ 3.41 3 3.13 4
49.97 13 Austin, TX 3.13 5 3.42 3
80.46 8 Las Vegas, NV 4.82 1 4.65 2
16.45 31 Naples, FL 4.64 2 5.25 1
05-’10 (000’s) 05-’10 Rank MSA 00-’05 (%) 00-’05
Rank
05-’10 (%) 05-’10
Rank
Absolute Annual Growth Annual Growth Rate
IRR-Viewpoint 2006 Integra Realty Resources, INC Top 5 Markets
POPULATION GROWTH

24.97 25.39 50,887 2 13.79 2 14.65 5,882,500 Arizona
18.49 19.33 53,239 1 20.82 1 22.53 2,448,536 Nevada
Projected
HH Income
Change
2005-2010
(%)
HH Income
Change
2000-2005
(%)
Medium
HH
Income
2005
($)
Rank
in
US
Projected
Population
Change
2005-2010
(%)
Rank
in
US
Population
Change
2000-2005
(%)
Total
Population
2005
(Actual) State
*Growth percentage inset in state outline is projected 5-year growth
Source: SNL DataSource
Growth Characteristics

Migration by State
74.3 316,148 112.9 480,272 187.2 796,420 Arizona 2
151.5 233,934 150.3 232,189 301.8 466,123 Nevada 1
Rate Number Rate Number Rate Number Area Rank
Net Migration Out Migration In Migration
Arizona Migration
Positive net migration with less than 30,000 gross migration
Negative net migration
Largest source of net migration
Other major sources of net migration (>30,000)
Other major source of gross in migration (<10,000)
Nevada Migration
Source: US Census Bureau
State of migration

$573,961
$463,431
$400,571
($000)
$892,708
CAGR = 32%
$1,009,513
2003 2002 2004 3Q 2006
Strong Asset Growth
2005
3Q 06 As of 12/31/05
$892,708
1H 06
$1,121,565*
*Includes Cactus Commerce Bank, not Valley Bancorp

$806,873
CAGR = 35.3%
($000)
$663,407
$350,082
$293,535
$403,270
2005 2003 2002 2004 3Q 2006
Loan Growth
$912,805*
$663,407
3Q 06 As of 12/31/05
1H 06
*Includes Cactus Commerce Bank, not Valley Bancorp

As of September 30, 2006*
Loan Portfolio
Other
15%
Retail
37%
Office
38%
Industrial
10%
Construction
55%
Commercial Real Estate
26%
Consumer & Other
1%
Residential Real Estate
4%
Commercial
14%
Residential
32%
Other
3%
Industrial
16%
Office
19%
Retail
30%
*Includes Cactus Commerce Bank, not Valley Bancorp

As of June 30, 2006*
Construction
55%
Commercial Real Estate
26%
Consumer & Other
1%
Residential Real Estate
3%
Commercial
15%
Loan Portfolio
*Does not include Cactus Commerce Bank or Valley Bancorp
Other
17%
Retail
28%
Office
34%
Industrial
21%
Residential
36%
Other
2%
Industrial
16%
Office
19%
Retail
27%

($000)
CAGR = 26.5%
$725,088
$403,713
$476,252
$351,584
2005 2003
2002
2004 3Q 2006
Deposit Growth
$793,433
$849,526*
3Q 06 As of 12/31/05
1H 06
$725,008
*Includes Cactus Commerce Bank, not Valley Bancorp

Interest Bearing Demand
4%
Money Market
42%
Savings
2%
Time Certificates
21%
Wholesale Deposits
10%
Non-interest Bearing
Demand
21%
Deposit Mix
As of September 30, 2006*
*Includes Cactus Commerce Bank, not Valley Bancorp

Interest Bearing Demand
5%
Money Market
43%
Savings
1%
Time Certificates
20%
Wholesale Deposits
9%
Non-interest Bearing
Demand
22%
Deposit Mix
As of June 30, 2006*
* Does not include Cactus Commerce Bank or Valley Bancorp

33 ($000) 0.14% 0.13%* 1.00% 0.78% 1.99% 2005 2003 2002 2004 3Q 2006 Credit Quality NPAs to Total Loans & OREO *Includes Cactus Commerce Bank, not Valley Bancorp

34 ($000) $10,065 $3,763 $5,215 $5,421 $3,425 2005 2003 2002 2004 3Q 2006 Gains in Net Income $4,725 $10,245* $3,057 *Excludes Cactus Commerce Bank and Valley Bancorp

35 11.4% 12.1%* 17.8% 15.1% 19.1% 2005 2003 2002 2004 3Q 2006 Consistently Profitable ROE *Excludes Cactus Commerce Bank and Valley Bancorp

Balance Sheet (in $000s)
3Q 2006*
2005 2004 2003 2002
Assets 1,121,565 $ 892,708 $ 573,961 $ 463,431 $ 400,571 $
Gross Loans 912,805       663,407    403,270 350,082 293,535
Allowance for Loan Losses 11,150         8,117        6,133 5,409 4,688
Deposits 849,526       725,088    476,252 403,713 351,584
Equity 118,175       106,749    77,553 32,201 27,212
Ratios
Average Equity to Average Assets 11.66% 12.60% 6.86% 6.70% 6.94%
Leverage Ratio 12.76% 13.09% 16.91% 8.96% 8.84%
Tier 1 Risk-Based Capital Ratio 12.22% 14.20% 19.66% 11.18% 11.03%
Total Risk-Based Capital Ratio 17.67% 16.29% 20.92% 13.61% 14.14%
Allowance for Loan Losses to Total Loans 1.22% 1.22% 1.52% 1.55% 1.60%
Balance Sheet
*Includes Cactus Commerce Bank, not Valley Bancorp

Income Statement
*Excludes Cactus Commerce Bank and Valley Bancorp
Income Statement (in $000s, except per share data)
3Q 06* 2Q 06 1Q 06 4Q 05 3Q 05 2Q 05 1Q 05
Interest and dividend income 20,727 $  19,263 $ 16,696 $ 15,394 $ 12,561 $ 9,676 $   8,706 $
Interest expense 8,388 6,866 5,419 4,703 3,326 2,306 2,176
Net interest income 12,339 12,397 11,277 10,691 9,235 7,370 6,530
Provision for loan losses 1,517 625 982 269 725 91
Net interest income after
provision for loan losses 10,822 11,772 10,295 10,422 8,510 7,279 6,530
Non-interest income 618 554 528 803 677 419 376
Non-interest expense 6,381 6,623 5,675 7,027 5,421 4,641 3,423
Income before income taxes 5,059 5,703 5,148 4,198 3,766 3,057 3,483
Income tax expense 2,002 1,940 1,723 1,221 1,080 1,037 1,101
Net income 3,057 $    3,763 $   3,425 $  2,977 $  2,686 $  2,020 $   2,382 $
EPS - basic 0.41 $      0.51 $     0.46 $    0.40 $    0.38 $    0.30 $     0.35 $
EPS - diluted 0.41 $      0.50 $     0.46 $    0.40 $    0.38 $    0.29 $     0.35 $
-

38 CAGR = 17% $1.42 $0.50 $1.10 $1.10 $0.46 2005 2003 2002 2004 2006 EPS - Diluted $1.01 $1.37* $0.41 *Excludes Cactus Commerce Bank and Valley Bancorp

(1)  Non-performing loans are defined as loans that are past due 90 days or more plus loans placed in non-accrual status and restructured loans.
Asset Quality
*Includes Cactus Commerce Bank, not Valley Bancorp
3Q 06*
Non-performing loans to total loans
(1)
0.13%
Non-performing assets to total assets 0.10%
Allowance for loan losses to total loans 1.22%
Allowance for loan losses to non-performing loans 957.1%
Allowance for loan losses to non-performing assets 957.1%
Net charge-offs to average loans 0.28%
OREO NONE

• Loan growth of 42.9% year-over-year
• Quarter net income up 13.8% year-over-year
• Quarter diluted earnings per share up 7.9% year-over-year
• Deposit growth of 25.1% year-over-year
($mlns)
2005
2004
2003 2006* 2005
Assets $892.7 $574.0 $463.4 $1,121.6 $842.6
Goodwill and Core Deposit Intangible $24.8 $0.0 $0.0 $33.3 $23.3
Tangible Equity $82.0 $77.6 $32.2 $84.9 $104.1
NPAs/Loans + OREO 0.14% 0.78% 1.00% 0.13% 0.19%
NCOs/Avg Loans (annualized) 0.01% 0.05% 0.31% 0.10% 0.03%
Net Income $10.1 $5.4 $5.2 $3.1 $2.7
EPS- diluted $1.42 $1.10 $1.10 $0.41 $0.38
Net Interest Margin 5.12% 4.65% 4.72% 5.32% 5.02%
Efficiency Ratio 56.8% 64.7% 56.6% 49.5% 54.8%
ROA 1.43% 1.04% 1.19% 1.41% 1.45%
ROE 11.4% 15.1% 17.8% 12.1% 11.4%
At or for Year Ended December 31, Nine Months Ended September 30,
Summary
*Includes Cactus Commerce Bank, not Valley Bancorp

•
Excellent expansion opportunities in both Las Vegas, Phoenix and other high growth markets
•
Consistent, high performance institution
–
Five year CAGR of assets and net income of 26% and 24%
respectively*
–
Five year average ROE and ROA of 15.7% and 1.21%
respectively*
•
Focus on business banking and total client relationships
•
Experienced management team with over 198 years
combined banking experience in the greater Las Vegas area
•
Diversification of markets with the addition of Arizona
Why invest with us?
*Excludes Cactus Commerce Bank and Valley Bancorp